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                                                                   Exhibit 10.25


                            COMPENSATION ARRANGEMENTS
                                MARK C. PERLBERG
                                      2001

MARK C. PERLBERG
PRESIDENT, ACCOUNTS PAYABLE GROUP

    Effective February 26, 2001, Mr. Perlberg's base salary was increased to $350,000.